                                                            EXHIBIT 24

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That I, Robert M. Heyssel, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD and ERIC R. FENCL, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Equity Incentive Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 20th day of October, 1997.



      /s/ Robert M. Heyssel
      ----------------------------
      Robert M. Heyssel

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That I, Robert B. Hoffman, Principal Financial Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD and ERIC R. FENCL, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Equity Incentive Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 23rd day of October, 1997.



      /s/ Robert B. Hoffman
      ----------------------------
      Robert B. Hoffman

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That I, Michael R. Hogan, Principal Accounting Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD and ERIC R. FENCL, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Equity Incentive Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 23rd day of October, 1997.



      /s/ Michael R. Hogan
      ----------------------------
      Michael R. Hogan

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That I, Michael Kantor, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD and ERIC R. FENCL, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Equity Incentive Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 22nd day of October, 1997.




      /s/ Michael Kantor
      ----------------------------
      Michael Kantor

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That I, Gwendolyn S. King, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD and ERIC R. FENCL, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Equity Incentive Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 20th day of October, 1997.



      /s/ Gwendolyn S. King
      ----------------------------
      Gwendolyn S. King

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That I, Philip Leder, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD and ERIC R. FENCL, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Equity Incentive Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 20th day of October, 1997.




      /s/ Philip Leder
      ----------------------------
      Philip Leder

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That I, Jacobus F. M. Peters, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD and ERIC R. FENCL, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Equity Incentive Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 22nd day of October, 1997.



      /s/ Jacobus F. M. Peters
      ----------------------------
      Jacobus F. M. Peters

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That I, Nicholas L. Reding, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD and ERIC R. FENCL, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Equity Incentive Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 20th day of October, 1997.




      /s/ Nicholas L. Reding
      ----------------------------
      Nicholas L. Reding

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That I, John S. Reed, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD and ERIC R. FENCL, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Equity Incentive Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 23rd day of October, 1997.




      /s/ John S. Reed
      ----------------------------
      John S. Reed

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That I, John E. Robson, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD and ERIC R. FENCL, all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Equity Incentive Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 20th day of October, 1997.




      /s/ John E. Robson
      ----------------------------
      John E. Robson

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That I, William D. Ruckelshaus, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD and ERIC R. FENCL, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Equity Incentive Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 17th day of October, 1997.



      /s/ William D. Ruckelshaus
      ----------------------------
      William D. Ruckelshaus

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      That I, Robert B. Shapiro, Principal Executive Officer and Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD and ERIC R. FENCL, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Equity Incentive Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 22nd day of October, 1997.




      /s/ Robert B. Shapiro
      ----------------------------
      Robert B. Shapiro